UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On August 5, 2009, Westell Technologies, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The NASDAQ Stock Market (“NASDAQ”) that states, as a result of the Company’s common stock closing at $1.00 per share for a minimum of 10 consecutive business days, it has regained compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Global Select Market under Listing Rule 5450(a)(1) (formerly Marketplace Rule 4450(a)(5)).

A copy of the press release announcing the Company’s receipt of The NASDAQ Stock Market compliance letter is attached as hereto as Exhibit 99.1 and is incorporated herin by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release, dated August 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: August 5, 2009	By:	/s/ Brian S. Cooper
Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary